                                                                      Exhibit 99

! B03L_CALL1.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 552 ! !! Created by Intex Deal Maker v3.5.328 , subroutines 3.0f

!!   12/05/2003   5:05 PM
!
! Modeled in the Intex CMO Modeling Language, (B000874397118) ! which is copyright (c) 2003 by Intex Solutions, Inc. ! Intex shall not be held liable for the accuracy of this data ! nor for the accuracy of information which is derived from this data.

!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you !(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source !code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC !and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical !Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical !Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections !or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates !shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific !characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical !underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America !Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither !Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell !or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based !on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC !Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve !and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 461427793.93
  DEFINE CONSTANT #OrigCollBal1 = 73153835.79
  DEFINE CONSTANT #OrigCollBal2 = 363094272.99
  DEFINE CONSTANT #OrigCollBal3 = 25179685.15

!
  DEFINE CONSTANT #OrigBondBal = 461427793.93
  DEFINE CONSTANT #OrigBondBal1 = 73153835.79
  DEFINE CONSTANT #OrigBondBal2 = 363094272.99
  DEFINE CONSTANT #OrigBondBal3 = 25179685.15

!
  DEFINE #BondBal1                       = 85385793.93
  DEFINE #BondBal2                       = 366192693.93
  DEFINE #BondBal3                       = 38922693.93
!
       FULL_DEALNAME:    B03L_CALL1
!
       DEAL SIZE:        $ 461427793.93
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20031201
       SETTLEMENT DATE:  20031223
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20031201 _
       DEAL_FIRSTPAY_DATE         20040125
!

!
CREDIT_SUPPORT_BASIS GROUP_DEAL
DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL *
1200

DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1)
* 1200
DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2)
* 1200
DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3)
* 1200

!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR          1.57
!
DEFINE TRANCHE "1B", "2B", "3B", "1AR", "1A1", "2A1", "2A2", "3A1", "BIGSUB",
"1IO", "2IO", "3IO" ! ! Tranche "1B" MODELING EXCHANGE

   Block 2304735.79 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.90 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block 11438272.99 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.3649339 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block 793685.15 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.54 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "1AR" SEN_FLT

   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.90 ELSE COLL_NETRATE(1))
      0     999

!
Tranche "1A1" SEN_FLT

   Block 70849000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.90 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT

   Block 200000000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.49 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT

   Block 151656000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.20 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT

   Block 24386000.00 GROUP 3 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.54 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 14536693.93 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20031201 Next 20040125

     ( #COUPON_BIGSUB )
    0    999

!
Tranche "1IO" SEN_IO

   Block 73153835.79 at 0.9 GROUP 1  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE
35 THEN BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 35
THEN BBAL("1AR#1","1A1#1","1B#1")ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125

!
Tranche "2IO" SEN_IO
   Block 363094272.99 at 0.3649339 GROUP 2  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF
CURMONTH LE 59 THEN BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 59
THEN BBAL("2A1#1","2A2#1","2B#1")
ELSE 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125

!
Tranche "3IO" SEN_IO
   Block 25179685.15 at 0.54 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE
83 THEN BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 83
THEN BBAL("3A1#1","3B#1")
ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125

!
!
ifndef #_CMOVER_3.0D2 _

DEFINE EXCHANGE "1B" + "2B" + "3B" = "BIGSUB"
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _

   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 !


  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"

  CLASS "1AR"       NO_BUILD_TRANCHE _

                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _

                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _

                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _

                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _

                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _

                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _

                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _

                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _

                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _

                    = "3B"

  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1"

  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _

                    = "BIGSUB", _

    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _

                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!

  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE

!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") /
BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")

!
  OPTIONAL REDEMPTION:    "Cleanup" _

                           DEAL_FRAC 10% _
                             PRICE_P ( COLL_BAL ); _

                            DISTR_P RULES "OPTR_DEAL"

!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules

------------------------------------
!

   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate :  #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH",
"SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) ** #OrigSubBal1 * #ReduceTestA1 )) _
                                     ELSE 1

!
   calculate :  #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH",
"SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) ** #OrigSubBal2 * #ReduceTestA2 )) _
                                     ELSE 1

!
   calculate :  #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH",
"SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _

                                 THEN ( ( DELINQ_LOSS_ACCUM(3) ** #OrigSubBal3 * #ReduceTestA3 )) _

** = Less than

                                 ELSE 1
!
   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2",
"SUBORD_2", "SNR_3", "SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3")/ORIG_BBAL("SNR_1",
"SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _
   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _

  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate :  #SenSchedAlloc1   = V0 / 100 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = V1 / 100 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate :  #SenSchedAlloc2   = V0 / 100 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = V1 / 100 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate :  #SenSchedAlloc3   = V0 / 100 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3  = V1 / 100 * COLL_P_PREPAY(3)
  calculate :  #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 )
   calculate : #SubPrepay1  = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 )
   calculate : #SubRecov1   = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )
!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2   = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 )
   calculate : #SubPrepay2  = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 )
   calculate : #SubRecov2   = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3   = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 )
   calculate : #SubPrepay3  = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 )
   calculate : #SubRecov3   = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched    = #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov    = #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay   = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------

         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")

------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES
   calculate :  #PrincReduce  = BBAL("BIGSUB#1") - BBAL("BIGSUB")
   calculate :  #SubPrinc1    = BBAL("1B#1") - BBAL("SUBORD_1")
   calculate :  #SubPrinc2    = BBAL("2B#1") - BBAL("SUBORD_2")
   calculate :  #SubPrinc3    = BBAL("3B#1") - BBAL("SUBORD_3")
   calculate :  #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )
   calculate :  #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )
   calculate :  #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 +
#SubPrinc3 )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1", "1A1#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1", "3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1", "2B#1",
"3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1", "2B#1",
"3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))
   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1", "2B#1",
"3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1", "3A1#1", "3B#1") -
COLL_BAL(1,2,3)))

------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate :  #WriteDown = BBAL( "1AR#1", "1A1#1", "BIGSUB#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1",
"2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1", "1A1#1", "2A1#1",
"2A2#1", "3A1#1" ) * #WriteDown)
------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1","2A1#1", "2A2#1",
"3A1#1" ) * #WriteDown)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)

         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0

  WL  20031201    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos
P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst
RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.3910428555 (      1501856.23 /      1501856.23 );
1501856.23                      0.3805000000 0.3805000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT     10.3910428555    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.5049996585 (     50830047.31 /     50830047.31 );
50830047.31                      0.3805000000 0.3805000000     357:1     357:1       358 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT     10.5049996585    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5770030796 (     20821932.25 /     20821932.25 );
20821932.25                      0.3805000000 0.3805000000     356:0     356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT     10.5770030796    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        5     "5/1"     WL    00    WAC       5.3750000000 (       574595.31 /       574595.31 );
574595.31                      0.2555000000 0.2555000000     353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT     10.3750000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        6     "5/1"     WL    00    WAC       4.1250000000 (       592591.76 /       592591.76 );
592591.76                      0.2555000000 0.2555000000     356:4     356:4       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    57   12 SYNC_INT      9.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        7     "5/1"     WL    00    WAC       5.0043479783 (      1372011.21 /      1372011.21 );
1372011.21                      0.2555000000 0.2555000000     357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT     10.0043479783    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.6889525774 (      3351240.07 /      3351240.07 );
3351240.07                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.6889525774    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.7584464452 (    179123119.98 /    179123119.98 );
179123119.98                      0.2555000000 0.2555000000     358:1     358:1       359 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.7584464452    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7577884816 (     70015464.25 /     70015464.25 );
70015464.25                      0.2555000000 0.2555000000     359:0     359:0       359 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7577884816    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        12    "5/1 IO"  WL    00    WAC       4.5000000000 (       500000.00 /       500000.00 );
500000.00                      0.2555000000 0.2555000000     355:5     355:5       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    56   12 SYNC_INT      9.5000000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       4.1250000000 (       576800.00 /       576800.00 );
576800.00                      0.2555000000 0.2555000000     357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       5.1250000000 (       370400.00 /       370400.00 );
370400.00                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT     10.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.8961688760 (     73088335.41 /     73088335.41 );
73088335.41                      0.2555000000 0.2555000000     359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT

9.8961688760    2.0000000000               0         0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60
GROUP 2       TEASER
M        16    "5/1 IO"  WL    00    WAC       4.7993676989 (     33529715.00 /     33529715.00 );
33529715.00                      0.2555000000 0.2555000000     360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7993676989    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        18    "7/1"     WL    00    WAC       4.6172133648 (       984968.29 /       984968.29 );
984968.29                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT      9.6172133648    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        19    "7/1"     WL    00    WAC       5.2175702031 (     14149385.86 /     14149385.86 );
14149385.86                      0.2555000000 0.2555000000     359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT     10.2175702031    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.4571013763 (     10045331.00 /     10045331.00 );
10045331.00                      0.2555000000 0.2555000000     360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT     10.4571013763    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER

! B03L_ROLL1.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.5.328 , subroutines 3.0f
!!   12/05/2003   5:07 PM
!
!    Modeled in the Intex CMO Modeling Language, (B000874397118)
!    which is copyright (c) 2003 by Intex Solutions, Inc.
!    Intex shall not be held liable for the accuracy of this data
!    nor for the accuracy of information which is derived from this data.
!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you !(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source !code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC !and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical !Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical !Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections !or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates !shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific !characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical !underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America !Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither !Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell !or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based !on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC !Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve !and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 461427793.93
  DEFINE CONSTANT #OrigCollBal1 = 73153835.79
  DEFINE CONSTANT #OrigCollBal2 = 363094272.99
  DEFINE CONSTANT #OrigCollBal3 = 25179685.15

!
  DEFINE CONSTANT #OrigBondBal = 461427793.93
  DEFINE CONSTANT #OrigBondBal1 = 73153835.79
  DEFINE CONSTANT #OrigBondBal2 = 363094272.99
  DEFINE CONSTANT #OrigBondBal3 = 25179685.15

!
  DEFINE #BondBal1                       = 85385793.93
  DEFINE #BondBal2                       = 366192693.93
  DEFINE #BondBal3                       = 38922693.93
!
       FULL_DEALNAME:    B03L_ROLL1
!
       DEAL SIZE:        $ 461427793.93
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20031201
       SETTLEMENT DATE:  20031223
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20031201 _
       DEAL_FIRSTPAY_DATE         20040125
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL
  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200

     DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
     DEFINE DYNAMIC STICKY #NetRate2 = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_ BAL(2) * 1200
     DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_ BAL(3) * 1200

!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR          1.57
!
DEFINE TRANCHE "1B", "2B", "3B", "1AR", "1A1", "2A1", "2A2", "3A1", "BIGSUB",
"1IO", "2IO", "3IO" !

! Tranche "1B" MODELING EXCHANGE
   Block 2304735.79 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.90 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block 11438272.99 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.3649339 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block 793685.15 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.54 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.90 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A1" SEN_FLT

   Block 70849000.00 GROUP 1 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.90 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT

   Block 200000000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.49 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT

   Block 151656000.00 GROUP 2 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.20 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT

   Block 24386000.00 GROUP 3 FREQ M FLOAT RESET M _ DAYCOUNT 30360 BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125

     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.54 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 14536693.93 FLOAT _

          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20031201 Next 20040125

     ( #COUPON_BIGSUB )
    0    999

!
Tranche "1IO" SEN_IO

   Block 73153835.79 at 0.9 GROUP 1  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN
BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 35 THEN
BBAL("1AR#1","1A1#1","1B#1") ELSE 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125

!
Tranche "2IO" SEN_IO

   Block 363094272.99 at 0.3649339 GROUP 2  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN
BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 59 THEN
BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125

!
Tranche "3IO" SEN_IO

   Block 25179685.15 at 0.54 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN
BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1")
ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125

!
!
ifndef #_CMOVER_3.0D2 _

DEFINE EXCHANGE "1B" + "2B" + "3B" = "BIGSUB"
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _

   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 !

  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"

  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A1"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _

                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")

!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DATE 20061101 _
                          TARGET GROUP 1 _

                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"

!
  OPTIONAL REDEMPTION:    "Call_2" _
                          DATE 20081101 _

                                TARGET GROUP 2 _

                           PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"

!
  OPTIONAL REDEMPTION:    "Call_3" _
                          DATE 20101101 _

                                TARGET GROUP 3 _

                           PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"

!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules

------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))

!
   calculate :  #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) ** #OrigSubBal1 * #ReduceTestA1 )) _
                                     ELSE 1

** = Less Than

   calculate :  #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )

   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) < #OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1

   calculate :  #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )

   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) < #OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1

   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2",
"SUBORD_2", "SNR_3", "SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3")/ORIG_BBAL("SNR_1", "SUBORD_1",
"SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3")

   calculate :  #SenPrep1 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when
   GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND
   #StepProviso13)

   calculate :  #SenPrep2 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when
   GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND
   #StepProviso13)

   calculate :  #SenPrep3 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when
   GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND
   #StepProviso13)

   calculate :  #SenPrep1 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                            THEN IF CURMONTH LE 36 _

                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                                 ELSE #SenPct1 _

                   ELSE #SenPrep1

   calculate :  #SenPrep2 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                            THEN IF CURMONTH LE 36 _

                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                                 ELSE #SenPct2 _

                   ELSE #SenPrep2

   calculate :  #SenPrep3 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _

              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                            THEN IF CURMONTH LE 36 _

                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                                 ELSE #SenPct3 _

                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _

  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1 = V0 / 100 * COLL_P_SCHED(1) calculate :
  #SenPrepayAlloc1 = V1 / 100 * COLL_P_PREPAY(1) calculate : #SenRecoverAlloc1 = V3

!
 calculate:  "SNR_2" _

  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2 = V0 / 100 * COLL_P_SCHED(2) calculate :
  #SenPrepayAlloc2 = V1 / 100 * COLL_P_PREPAY(2) calculate : #SenRecoverAlloc2 = V3

!
 calculate:  "SNR_3" _

  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3

  calculate : #SenSchedAlloc3 = V0 / 100 * COLL_P_SCHED(3) calculate :
  #SenPrepayAlloc3 = V1 / 100 * COLL_P_PREPAY(3) calculate : #SenRecoverAlloc3 = V3 calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )


 calculate:  "SUBORD_1" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1

   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )

 calculate:  "SUBORD_2" _

  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2

   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )

 calculate:  "SUBORD_3" _

  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3

   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 calculate :
   #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3

 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _

  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A1" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A1" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A1" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )

------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES calculate :
   #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB") calculate : #SubPrinc1 =
   BBAL("1B#1") - BBAL("SUBORD_1") calculate : #SubPrinc2 = BBAL("2B#1") -
   BBAL("SUBORD_2") calculate : #SubPrinc3 = BBAL("3B#1") - BBAL("SUBORD_3")

   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 +
   #SubPrinc2 + #SubPrinc3 ) calculate : #PrincReduce2 = #PrincReduce *
   #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 ) calculate :
   #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 +
   #SubPrinc3 )

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1", "1A1#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------

   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1", "3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1B#1", "2A1#1", "2A2#1", "2B#1",
"3A1#1", "3B#1") - COLL_BAL(1,2,3)))

------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate :  #WriteDown = BBAL( "1AR#1", "1A1#1", "BIGSUB#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)
------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1" ) / BBAL( "1AR#1",
"1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1",
"1A1#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1",
"2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------

        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%

!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20031201    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos
P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst
RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.3910428555 (      1501856.23 /      1501856.23 );
1501856.23                      0.3805000000 0.3805000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT     10.3910428555    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.5049996585 (     50830047.31 /     50830047.31 );
50830047.31                      0.3805000000 0.3805000000     357:1     357:1       358 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT     10.5049996585    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5770030796 (     20821932.25 /     20821932.25 );
20821932.25                      0.3805000000 0.3805000000     356:0     356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT     10.5770030796    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        5     "5/1"     WL    00    WAC       5.3750000000 (       574595.31 /       574595.31 );
574595.31                      0.2555000000 0.2555000000     353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT     10.3750000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        6     "5/1"     WL    00    WAC       4.1250000000 (       592591.76 /       592591.76 );
592591.76                      0.2555000000 0.2555000000     356:4     356:4       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    57   12 SYNC_INT      9.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        7     "5/1"     WL    00    WAC       5.0043479783 (      1372011.21 /      1372011.21 );
1372011.21                      0.2555000000 0.2555000000     357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT     10.0043479783    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.6889525774 (      3351240.07 /      3351240.07 );
3351240.07                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.6889525774    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.7584464452 (    179123119.98 /    179123119.98 );
179123119.98                      0.2555000000 0.2555000000     358:1     358:1       359 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.7584464452    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7577884816 (     70015464.25 /     70015464.25 );
70015464.25                      0.2555000000 0.2555000000     359:0     359:0       359 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7577884816    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        12    "5/1 IO"  WL    00    WAC       4.5000000000 (       500000.00 /       500000.00 );
500000.00                      0.2555000000 0.2555000000     355:5

355:5       360 NO_CHECK ARM LIBOR_1YR    2.2500000000    56   12 SYNC_INT      9.5000000000    2.0000000000      0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       4.1250000000 (       576800.00 /       576800.00 );
576800.00                      0.2555000000 0.2555000000     357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       5.1250000000 (       370400.00 /       370400.00 );
370400.00                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT     10.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.8961688760 (     73088335.41 /     73088335.41 );
73088335.41                      0.2555000000 0.2555000000     359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.8961688760    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        16    "5/1 IO"  WL    00    WAC       4.7993676989 (     33529715.00 /     33529715.00 );
33529715.00                      0.2555000000 0.2555000000     360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7993676989    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        18    "7/1"     WL    00    WAC       4.6172133648 (       984968.29 /       984968.29 );
984968.29                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT      9.6172133648    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        19    "7/1"     WL    00    WAC       5.2175702031 (     14149385.86 /     14149385.86 );
14149385.86                      0.2555000000 0.2555000000     359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT     10.2175702031    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.4571013763 (     10045331.00 /     10045331.00 );
10045331.00                      0.2555000000 0.2555000000     360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT     10.4571013763    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER

! B03L_CALL2.CDI #CMOVER_3.0B WHOLE_LOAN ! MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.5.328 , subroutines 3.0f
!!   12/09/2003   11:34 AM
!

! Modeled in the Intex CMO Modeling Language, (B000874397118) ! which is copyright (c) 2003 by Intex Solutions, Inc. ! Intex shall not be held liable for the accuracy of this data ! nor for the accuracy of information which is derived from this data.

!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using Intex with the attached information are privileged and intended solely for use by you !(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them). The Hypothetical Performance Data will be generated by you using a computer file source !code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by !Banc of America Securities LLC or any other person. The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC !and not by the issuer of the securities. It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your !legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance Data. You agree that the Hypothetical Performance Data will be generated by or on behalf of you, !and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the Hypothetical Performance Data. Those assumptions may or may not be reflected in the Hypothetical !Performance Data. As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical !Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance. The Hypothetical Performance Data should not be construed as either projections !or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may !dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates !shown in the Hypothetical Performance Data. Furthermore, unless otherwise provided, the Hypothetical Performance Data assumes no losses on the underlying assets and no interest shortfall. The specific !characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical !underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the !actual securities. The principal amount, designation and terms of any security described in the Hypothetical Performance Data are subject to change prior to issuance. You should contact the Banc of America !Securities LLC Trading Desk at
(704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security. Neither !Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell !or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or !qualification of such securities under the securities laws of any such state. The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are !preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based !on the final principal amounts, designations and terms of those securities. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC !Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously. In addition, this computer model will be superseded in !its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve !and interest rate risks. Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 461427793.93
  DEFINE CONSTANT #OrigCollBal1 = 73153835.79
  DEFINE CONSTANT #OrigCollBal2 = 363094272.99
  DEFINE CONSTANT #OrigCollBal3 = 25179685.15

!
  DEFINE CONSTANT #OrigBondBal = 461427793.93
  DEFINE CONSTANT #OrigBondBal1 = 73153835.79
  DEFINE CONSTANT #OrigBondBal2 = 363094272.99
  DEFINE CONSTANT #OrigBondBal3 = 25179685.15

!
  DEFINE #BondBal1                       = 85385793.93
  DEFINE #BondBal2                       = 366192693.93
  DEFINE #BondBal3                       = 38922693.93
!
       FULL_DEALNAME:    B03L_CALL2
!
       DEAL SIZE:        $ 461427793.93
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20031201
       SETTLEMENT DATE:  20031223
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _

       ISSUE_CDU_DATE             20031201 _
       DEAL_FIRSTPAY_DATE         20040125
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL

  DEFINE DYNAMIC STICKY #NetRate = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1 = ( COLL_I_MISC("COUPON",1) ) /COLL_PREV_BAL
  (1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2 = (COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL
  (2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3 = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL
  (3) * 1200

!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR       1.49875
!
DEFINE TRANCHE "1B", "2B", "3B", "1AR", "1A1", "1A2", "1A3", "2A1", "2A2",
"3A1", "BIGSUB", "1IO", "2IO", "3IO"
!
!
Tranche "1B" MODELING EXCHANGE
   Block  2304735.79 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.861 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block  11438272.99 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.382748 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block 793685.15 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125

     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.505 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "1AR" SEN_FLT
   Block  100.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE_
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.90 ELSE COLL_NETRATE(1))
     0     999

!
Tranche "1A1" SEN_FLT
   Block  29548000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.861 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A2" SEN_FLT
   Block  40000000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.861 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A3" SEN_FLT
   Block  1301000.00 GROUP 1 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.861 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block  264656000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.454 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block  87000000.00 GROUP 2 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.166 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block  24386000.00 GROUP 3 FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.505 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 14536693.93 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE FREQ M _ Delay 24 Dated 20031201 Next 20040125
     ( #COUPON_BIGSUB )
    0    999

!
Tranche "1IO" SEN_IO
   Block 73153835.79 at 0.861 GROUP 1  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN
BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 35 THEN
BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1") ELSE 0 ); _ DAYCOUNT 30360
          BUSINESS_DAY NONE _ Delay 24 Dated 20031201 Next 20040125
!
Tranche "2IO" SEN_IO
   Block 363094272.99 at 0.382748 GROUP 2  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN
BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 59 THEN
BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _ DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24 Dated 20031201 Next 20040125
!
Tranche "3IO" SEN_IO
   Block 25179685.15 at 0.505 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN
BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 83 THEN BBAL("3A1#1","3B#1")
ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031201  Next 20040125
!
!
ifndef #_CMOVER_3.0D2 _

DEFINE EXCHANGE "1B" + "2B" + "3B" = "BIGSUB"
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _

   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _

   Delay 24 Dated 20031201 Next 20040125 Settle 20031223 !

  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _

                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _

                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _

                    = "1A2"
  CLASS "1A3"       NO_BUILD_TRANCHE _

                    = "1A3"
  CLASS "X2"        NO_BUILD_TRANCHE _

                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _

                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _

                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _

                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _

                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _

                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _

                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _

                    = "3B"

  CLASS "1A23" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A2" "1A3"

  CLASS "1A" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A23"

  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A"

  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _

                    = "BIGSUB", _

    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"

!
!
  CLASS "GRP1" _

                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _

                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _

                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A"           Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A23"         Delay 24  Dated 20031201  Next 20040125 DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1", "SUBORD_2",
"SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")
!

  OPTIONAL REDEMPTION:    "Cleanup" _

                          DEAL_FRAC 10% _

                             PRICE_P ( COLL_BAL ); _

                            DISTR_P RULES "OPTR_DEAL"

!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules

------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))
!
   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!

   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!

   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate :  #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) ** #OrigSubBal1 * #ReduceTestA1 )) _
                                 ELSE 1
!
   calculate :  #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) ** #OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1
!
   calculate :  #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) ** #OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1
!
   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2",
"SUBORD_2", "SNR_3", "SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3")/ORIG_BBAL("SNR_1",
"SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _ Reduce_SHIFT%_when
   GROUP 1 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND
   #StepProviso13)

!
   calculate :  #SenPrep2 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _ Reduce_SHIFT%_when
   GROUP 2 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND
   #StepProviso13)

!
   calculate :  #SenPrep3 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _ Reduce_SHIFT%_when
   GROUP 3 STICKY_PASS FAILVAL_PRIOREND _ (#StepProviso11 AND #StepProviso12 AND
   #StepProviso13)

!
!
   calculate :  #SenPrep1 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                            THEN IF CURMONTH LE 36 _
                                 THEN #SenPct1 + (50% * (100-#SenPct1)) _
                                 ELSE #SenPct1 _
                            ELSE #SenPrep1

** = Less than

!

   calculate :  #SenPrep2 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                            THEN IF CURMONTH LE 36 _

                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                                 ELSE #SenPct2 _

                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _

              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                            THEN IF CURMONTH LE 36 _
                                 THEN #SenPct3 + (50% * (100-#SenPct3)) _
                                 ELSE #SenPct3 _
                            ELSE #SenPrep3

!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _

  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate : #SenSchedAlloc1 = V0 / 100 * COLL_P_SCHED(1) calculate :
  #SenPrepayAlloc1 = V1 / 100 * COLL_P_PREPAY(1) calculate : #SenRecoverAlloc1 = V3

!
 calculate:  "SNR_2" _

  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate : #SenSchedAlloc2 = V0 / 100 * COLL_P_SCHED(2) calculate :
  #SenPrepayAlloc2 = V1 / 100 * COLL_P_PREPAY(2) calculate : #SenRecoverAlloc2 = V3

!
 calculate:  "SNR_3" _

  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate : #SenSchedAlloc3 = V0 / 100 * COLL_P_SCHED(3) calculate :
  #SenPrepayAlloc3 = V1 / 100 * COLL_P_PREPAY(3) calculate : #SenRecoverAlloc3 = V3

!
   calculate : #SubSched1 = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 ) calculate : #SubPrepay1 = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 ) calculate : #SubRecov1 = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )

!
 calculate:  "SUBORD_1" _

  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2 = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 ) calculate : #SubPrepay2 = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 ) calculate : #SubRecov2 = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )

!
 calculate:  "SUBORD_2" _

  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2

!
   calculate : #SubSched3 = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 ) calculate : #SubPrepay3 = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 ) calculate : #SubRecov3 = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )

!
 calculate:  "SUBORD_3" _

  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched = #SubSched1 + #SubSched2 + #SubSched3 calculate :
   #SubRecov = #SubRecov1 + #SubRecov2 + #SubRecov3 calculate : #SubPrepay = #SubPrepay1 + #SubPrepay2 + #SubPrepay3

!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A" )
------------------------------------
!
        from :  CLASS ( "1A" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A23" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A23" )
------------------------------------

        from :  CLASS ( "1A" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A23" )

------------------------------------
!
        from :  CLASS ( "1A23" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A2"; "1A3" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A2"; "1A3" )
------------------------------------
        from :  CLASS ( "1A23" )
         pay :  CLASS BALANCE PRO_RATA ( "1A2" ; "1A3" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
        from :  CLASS ( "1A3" )
         pay :  SEQUENTIAL ( "1A3#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS INTEREST PRO_RATA  ( "BIGSUB" )
         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ) subject to : CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
          pay :  SEQUENTIAL ( "BIGSUB#1" )

------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES calculate :
   #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB") calculate : #SubPrinc1 = BBAL("1B#1") - BBAL("SUBORD_1") calculate : #SubPrinc2 = BBAL("2B#1") - BBAL("SUBORD_2") calculate : #SubPrinc3 = BBAL("3B#1") - BBAL("SUBORD_3")

   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 ) calculate : #PrincReduce2 = #PrincReduce * #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 ) calculate :
   #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 )

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS

   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1" ) -
COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1", "3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1", "2A1#1",
"2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1", "2A1#1",
"2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1", "2A1#1",
"2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------

   calculate : #WriteDown = BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1",
"BIGSUB#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
 ------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1"
) / BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) *
#WriteDown)

------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1"; "1A2#1"; "1A3#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_DEAL"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1", "1A2#1", "1A3#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3
84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!

 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20031201    9999 9999   FALSE
!
! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos
P#mos  P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer
ToRst  RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.3910428555 (      1501856.23 /      1501856.23 );
1501856.23                      0.3805000000 0.3805000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT     10.3910428555    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.5049996585 (     50830047.31 /     50830047.31 );
50830047.31                      0.3805000000 0.3805000000     357:1     357:1       358 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT     10.5049996585    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5770030796 (     20821932.25 /     20821932.25 );
20821932.25                      0.3805000000 0.3805000000     356:0

356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT     10.5770030796    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        5     "5/1"     WL    00    WAC       5.3750000000 (       574595.31 /       574595.31 );
574595.31                      0.2555000000 0.2555000000     353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT     10.3750000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        6     "5/1"     WL    00    WAC       4.1250000000 (       592591.76 /       592591.76 );
592591.76                      0.2555000000 0.2555000000     356:4     356:4       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    57   12 SYNC_INT      9.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        7     "5/1"     WL    00    WAC       5.0043479783 (      1372011.21 /      1372011.21 );
1372011.21                      0.2555000000 0.2555000000     357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT     10.0043479783    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.6889525774 (      3351240.07 /      3351240.07 );
3351240.07                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.6889525774    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.7584464452 (    179123119.98 /    179123119.98 );
179123119.98                      0.2555000000 0.2555000000     358:1     358:1       359 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.7584464452    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7577884816 (     70015464.25 /     70015464.25 );
70015464.25                      0.2555000000 0.2555000000     359:0     359:0       359 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7577884816    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        12    "5/1 IO"  WL    00    WAC       4.5000000000 (       500000.00 /       500000.00 );
500000.00                      0.2555000000 0.2555000000     355:5     355:5       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    56   12 SYNC_INT      9.5000000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       4.1250000000 (       576800.00 /       576800.00 );
576800.00                      0.2555000000 0.2555000000     357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       5.1250000000 (       370400.00 /       370400.00 );
370400.00                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT     10.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.8961688760 (     73088335.41 /     73088335.41 );
73088335.41                      0.2555000000 0.2555000000     359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.8961688760    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        16    "5/1 IO"  WL    00    WAC       4.7993676989 (     33529715.00 /     33529715.00 );
33529715.00                      0.2555000000 0.2555000000     360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7993676989    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        18    "7/1"     WL    00    WAC       4.6172133648 (       984968.29 /       984968.29 );
984968.29                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT      9.6172133648    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        19    "7/1"     WL    00    WAC       5.2175702031 (     14149385.86 /     14149385.86 );
14149385.86                      0.2555000000 0.2555000000     359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT     10.2175702031    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.4571013763 (     10045331.00 /     10045331.00 );
10045331.00                      0.2555000000 0.2555000000     360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT

10.4571013763    2.0000000000            0       0      0  INIT_PERCAP 5.0000000000
GROUP 3       TEASER

!  B03L_ROLL2.CDI  #CMOVER_3.0B WHOLE_LOAN  !  MAX_CF_VECTSIZE 552
!
!! Created by Intex Deal Maker v3.5.328  ,  subroutines 3.0f

!!   12/09/2003   11:33 AM
!
!  Modeled in the Intex CMO Modeling Language, (B000874397118)
!  which is copyright (c) 2003 by Intex Solutions, Inc.
!  Intex shall not be held liable for the accuracy of this data
!  nor for the accuracy of information which is derived from this data.

!

!The tables and other statistical analyses (the "Hypothetical Performance Data") that you will produce using
Intex with the attached information are privileged and intended solely for use by you
!(the party to whom Banc of America Securities LLC provided the computer file source code used to generate them).  The Hypothetical Performance Data will be generated by you using a computer file source
!code prepared by Banc of America Securities LLC in reliance upon information furnished by the issuer of the securities and its affiliates, the accuracy and completeness of which has not been verified by
!Banc of America Securities LLC or any other person.  The computer file source code that you will use to prepare the Hypothetical Performance Data was furnished to you solely by Banc of America Securities LLC
!and not by the issuer of the securities.  It may not be (a) used for any purpose other than to make a preliminary evaluation of the referenced securities or (b) provided by you to any third party other than your
!legal, tax, financial and/or accounting advisors for the purposes of evaluating the Hypothetical Performance
Data.  You agree that the Hypothetical Performance Data will be generated by or on behalf of you,
!and that neither Banc of America Securities LLC nor anyone acting on its behalf has generated or is in any way responsible for any Hypothetical Performance Data.

!Numerous assumptions were used in preparing the computer file source code you will use to generate the
Hypothetical Performance Data.  Those assumptions may or may not be reflected in the Hypothetical
!Performance Data.  As such, no assurance can be given as to the Hypothetical Performance Data's accuracy, appropriateness or completeness in any particular context; nor as to whether the Hypothetical
!Performance Data and/or the assumptions upon which it is based reflect present market conditions or future market performance.  The Hypothetical Performance Data should not be construed as either projections
!or predictions or as legal, tax, financial or accounting advice.

!Any weighted average lives, yields and principal payment periods shown in the Hypothetical Performance Data will be based on prepayment assumptions, and changes in such prepayment assumptions may
!dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates
!shown in the Hypothetical Performance Data.  Furthermore, unless otherwise provided, the Hypothetical
Performance Data assumes no losses on the underlying assets and no interest shortfall.  The specific
!characteristics of the securities may differ from those shown in the Hypothetical Performance Data due to, among other things, differences between (a) the actual underlying assets and the hypothetical
!underlying assets used in preparing the Hypothetical Performance Data and (b) the assumptions used by you in producing the Hypothetical Performance Data and the actual assumptions used in pricing the
!actual securities.  The principal amount, designation and terms of any security described in the Hypothetical
Performance Data are subject to change prior to issuance.  You should contact the Banc of America
!Securities LLC Trading Desk at (704) 388-1579 to confirm the final principal amount, designation and terms of any security described in this communication prior to committing to purchase that security.  Neither
!Banc of America Securities LLC nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

!Although a registration statement (including a prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final

!prospectus supplement relating to the securities discussed in this communication has not yet been filed with the
Securities and Exchange Commission.  This communication shall not constitute an offer to sell
!or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or
!qualification of such securities under the securities laws of any such state.  The principal amount, designation and terms of any security described in the computer model and Hypothetical Performance Data are
!preliminary and subject to change prior to issuance.

!Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive yield and maturity information regarding those securities, based
!on the final principal amounts, designations and terms of those securities.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Banc of America Securities LLC
!Trading Desk at (704) 388-1579.

!The computer model referenced herein supersedes all computer models related to the subject securities that have been made available to you previously.  In addition, this computer model will be superseded in
!its entirety by the final prospectus supplement relating to the actual securities preliminarily described by this computer model.

!Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve
!and interest rate risks.  Investors should make every effort to consider the risks of these securities.

!If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail."

  COLLAT_GROUPS 1 2 3
!
!
  DEFINE CONSTANT #OrigCollBal = 461427793.93
  DEFINE CONSTANT #OrigCollBal1 = 73153835.79
  DEFINE CONSTANT #OrigCollBal2 = 363094272.99
  DEFINE CONSTANT #OrigCollBal3 = 25179685.15

!
  DEFINE CONSTANT #OrigBondBal = 461427793.93
  DEFINE CONSTANT #OrigBondBal1 = 73153835.79
  DEFINE CONSTANT #OrigBondBal2 = 363094272.99
  DEFINE CONSTANT #OrigBondBal3 = 25179685.15

!
  DEFINE #BondBal1                       = 85385793.93
  DEFINE #BondBal2                       = 366192693.93
  DEFINE #BondBal3                       = 38922693.93
!
       FULL_DEALNAME:    B03L_ROLL2
!
       DEAL SIZE:        $ 461427793.93
       PRICING SPEED:    25% CPR
!      ISSUE DATE:       20031201
       SETTLEMENT DATE:  20031223
!
  Record date delay: 24
!
 DEFINE TR_INDEXDEPS_ALL
!
 DEFINE SCHEDULE "SHIFT1%","SHIFT2%","SHIFT3%"
!
   DEAL_CLOCK_INFO _
       ISSUE_CDU_DATE             20031201 _
       DEAL_FIRSTPAY_DATE         20040125
!
!
  CREDIT_SUPPORT_BASIS GROUP_DEAL

  DEFINE DYNAMIC STICKY #NetRate  = ( COLL_I_MISC("COUPON") ) / COLL_PREV_BAL * 1200
  DEFINE DYNAMIC STICKY #NetRate1  = ( COLL_I_MISC("COUPON",1) ) / COLL_PREV_BAL(1) * 1200
  DEFINE DYNAMIC STICKY #NetRate2  = ( COLL_I_MISC("COUPON",2) ) / COLL_PREV_BAL(2) * 1200
  DEFINE DYNAMIC STICKY #NetRate3  = ( COLL_I_MISC("COUPON",3) ) / COLL_PREV_BAL(3) * 1200

!
!
  DEFINE TABLE "SI_LOSSA1" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA2" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE TABLE "SI_LOSSA3" (6, 2) = "MONTH" "SHIFTR"
      96.1   30%
      108.1   35%
      120.1   40%
      132.1   45%
      144.1   50%
      360.1   50%
!
  DEFINE #COUPON_BIGSUB = 0
!
TOLERANCE WRITEDOWN_0LOSS 1.00
!
  INITIAL INDEX    LIBOR_1YR       1.49875
!
DEFINE TRANCHE "1B", "2B", "3B", "1AR", "1A1", "1A2", "1A3", "2A1", "2A2", "3A1", "BIGSUB", "1IO", "2IO", "3IO"
!
!
Tranche "1B" MODELING EXCHANGE
   Block 2304735.79 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.861 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2B" MODELING EXCHANGE
   Block 11438272.99 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.382748 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3B" MODELING EXCHANGE
   Block 793685.15 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.505 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "1AR" SEN_FLT
   Block 100.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.90 ELSE COLL_NETRATE(1))
     0     999
!

Tranche "1A1" SEN_FLT
   Block 29548000.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.861 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A2" SEN_FLT
   Block 40000000.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.861 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "1A3" SEN_FLT
   Block 1301000.00 GROUP 1  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 35 THEN COLL_NETRATE(1) - 0.861 ELSE COLL_NETRATE(1))
     0     999
!
Tranche "2A1" SEN_FLT
   Block 264656000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.454 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "2A2" SEN_FLT
   Block 87000000.00 GROUP 2  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 59 THEN COLL_NETRATE(2) - 0.166 ELSE COLL_NETRATE(2))
     0     999
!
Tranche "3A1" SEN_FLT
   Block 24386000.00 GROUP 3  FREQ M FLOAT RESET M _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
     (IF CURMONTH LE 83 THEN COLL_NETRATE(3) - 0.505 ELSE COLL_NETRATE(3))
     0     999
!
Tranche "BIGSUB" JUN_WAC
   Block 14536693.93 FLOAT _
          DAYCOUNT 30360 BUSINESS_DAY NONE  FREQ M _
          Delay 24  Dated 20031201  Next 20040125
     ( #COUPON_BIGSUB )
    0    999

!
Tranche "1IO" SEN_IO
   Block 73153835.79 at 0.861 GROUP 1  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 35 THEN
BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 35 THEN
BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
!
Tranche "2IO" SEN_IO
   Block 363094272.99 at 0.382748 GROUP 2  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 59 THEN
BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 59 THEN
BBAL("2A1#1","2A2#1","2B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _
          Delay 24  Dated 20031201  Next 20040125
!
Tranche "3IO" SEN_IO

   Block 25179685.15 at 0.505 GROUP 3  FREQ M NOTIONAL WITH FORMULA BEGIN ( IF CURMONTH LE 83 THEN
BBAL("3A1#1","3B#1") ELSE 0 ); _
                                                              END   ( IF CURMONTH LT 83 THEN
BBAL("3A1#1","3B#1") ELSE 0 ); _
          DAYCOUNT 30360 BUSINESS_DAY NONE _

          Delay 24  Dated 20031201  Next 20040125
!
!
ifndef #_CMOVER_3.0D2 _
DEFINE EXCHANGE "1B" + "2B" + "3B" = "BIGSUB"
!
DEFINE PSEUDO_TRANCHE COLLAT GROUP 1 _
   Delay 24 Dated 20031201 Next 20040125 Settle 20031223
DEFINE PSEUDO_TRANCHE COLLAT GROUP 2 _
   Delay 24 Dated 20031201 Next 20040125 Settle 20031223
DEFINE PSEUDO_TRANCHE COLLAT GROUP 3 _
   Delay 24 Dated 20031201 Next 20040125 Settle 20031223
!
  CLASS "X1"        NO_BUILD_TRANCHE _
                    = "1IO"
  CLASS "1AR"       NO_BUILD_TRANCHE _
                    = "1AR"
  CLASS "1A1"       NO_BUILD_TRANCHE _
                    = "1A1"
  CLASS "1A2"       NO_BUILD_TRANCHE _
                    = "1A2"
  CLASS "1A3"       NO_BUILD_TRANCHE _
                    = "1A3"
  CLASS "X2"        NO_BUILD_TRANCHE _
                    = "2IO"
  CLASS "2A1"       NO_BUILD_TRANCHE _
                    = "2A1"
  CLASS "2A2"       NO_BUILD_TRANCHE _
                    = "2A2"
  CLASS "X3"        NO_BUILD_TRANCHE _
                    = "3IO"
  CLASS "SNR_3"     NO_BUILD_TRANCHE _
                    WRITEDOWN_LIMIT BALANCE (#OrigCollBal3); _
                    = "3A1"
  CLASS "SUBORD_1"  DISTRIB_CLASS RULES _
                    = "1B"
  CLASS "SUBORD_2"  DISTRIB_CLASS RULES _
                    = "2B"
  CLASS "SUBORD_3"  DISTRIB_CLASS RULES _
                    = "3B"
  CLASS "1A23" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A2" "1A3"
  CLASS "1A" DISTRIB_CLASS PRORATA  WRITEDOWN_BAL PRORATA _
                    = "1A1" "1A23"
  CLASS "SNR_1" WRITEDOWN_LIMIT BALANCE (#OrigCollBal1); ALLOCATION _
                    = "1AR" "1A"
  CLASS "SNR_2" WRITEDOWN_LIMIT BALANCE (#OrigCollBal2); ALLOCATION _
                    = "2A1" "2A2"
  CLASS "BIGSUB"    NO_BUILD_TRANCHE _
                    = "BIGSUB", _
    COMBINE_CLASSES = "SUBORD_1" "SUBORD_2" "SUBORD_3"
!
!
  CLASS "GRP1" _
                 DISTRIB_CLASS RULES _
                   = "X1" "SNR_1" "SUBORD_1"
  CLASS "GRP2" _
                 DISTRIB_CLASS RULES _
                   = "X2" "SNR_2" "SUBORD_2"
  CLASS "GRP3" _
                 DISTRIB_CLASS RULES _
                   = "X3" "SNR_3" "SUBORD_3"
!
  CLASS "ROOT"  ROOT_LIST = "GRP1" "GRP2" "GRP3"
!
  GROUP 0       ROOT      = 1 2 3
!

!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_1"        Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_1"     Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SNR_2"        Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_2"     Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "SUBORD_3"     Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A"           Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
  DEFINE PSEUDO_TRANCHE CLASS "1A23"         Delay 24  Dated 20031201  Next 20040125
DAYCOUNT 30360 BUSINESS_DAY NONE
!
!
  CROSSOVER When 0
!
  DEFINE DYNAMIC #COUPON_BIGSUB = OPTIMAL_INTPMT("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SUBORD_1",
"SUBORD_2", "SUBORD_3") * 36000 / NDAYS_ACCRUE_INT("BIGSUB#1")
!
  OPTIONAL REDEMPTION:    "Cleanup" _
                          DATE 20061101 _
                          TARGET GROUP 1 _
                          PRICE_P ( COLL_BAL(1) ); _
                          DISTR_P RULES "OPTR_GROUP_1"

!
  OPTIONAL REDEMPTION:    "Call_2" _
                          DATE 20081101 _
                          TARGET GROUP 2 _
                          PRICE_P ( COLL_BAL(2) ); _
                          DISTR_P RULES "OPTR_GROUP_2"
!
  OPTIONAL REDEMPTION:    "Call_3" _
                          DATE 20101101 _
                          TARGET GROUP 3 _
                          PRICE_P ( COLL_BAL(3) ); _
                          DISTR_P RULES "OPTR_GROUP_3"
!
!
 INTEREST_SHORTFALL GROUP 1 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 2 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
 INTEREST_SHORTFALL GROUP 3 FULL_PREPAY    Compensate Pro_rata _
                             PARTIAL_PREPAY Compensate Pro_rata _
                             LOSS           Compensate Pro_rata
!
!
 CMO Block Payment Rules
------------------------------------
!
   calculate :  #OrigSenPct1  = 100 * ORIG_BBAL("SNR_1") / #OrigCollBal1
!
   calculate :  #SenPct1 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_1") / COLL_PREV_BAL(1)) _
               ELSE 100
!
   calculate :  #OrigSubBal1 = #OrigCollBal1 - ORIG_BBAL("SNR_1")
   calculate :  #SubBal1     = MAX(0, COLL_PREV_BAL(1) - BBAL("SNR_1"))

   calculate :  #OrigSenPct2  = 100 * ORIG_BBAL("SNR_2") / #OrigCollBal2
!
   calculate :  #SenPct2 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_2") / COLL_PREV_BAL(2)) _
               ELSE 100
!
   calculate :  #OrigSubBal2 = #OrigCollBal2 - ORIG_BBAL("SNR_2")
   calculate :  #SubBal2     = MAX(0, COLL_PREV_BAL(2) - BBAL("SNR_2"))
!
   calculate :  #OrigSenPct3  = 100 * ORIG_BBAL("SNR_3") / #OrigCollBal3
!
   calculate :  #SenPct3 = _
               IF BBAL("BIGSUB") GT 0.01 _
               THEN MIN(100, 100 * BBAL("SNR_3") / COLL_PREV_BAL(3)) _
               ELSE 100
!
   calculate :  #OrigSubBal3 = #OrigCollBal3 - ORIG_BBAL("SNR_3")
   calculate :  #SubBal3     = MAX(0, COLL_PREV_BAL(3) - BBAL("SNR_3"))
!
   calculate :  #ReduceTestA1 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA1", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso11 = IF COLL_PREV_BAL(1) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(1) ** #OrigSubBal1 * #ReduceTestA1 )) _
                                 ELSE 1
!
   calculate :  #ReduceTestA2 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA2", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso12 = IF COLL_PREV_BAL(2) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(2) ** #OrigSubBal2 * #ReduceTestA2 )) _
                                 ELSE 1
!
   calculate :  #ReduceTestA3 = LOOKUP_TBL( "STEP", CURMONTH , "SI_LOSSA3", "MONTH", "SHIFTR" )
!
   calculate :  #StepProviso13 = IF COLL_PREV_BAL(3) GT 0.01 _
                                 THEN ( ( DELINQ_LOSS_ACCUM(3) ** #OrigSubBal3 * #ReduceTestA3 )) _
                                 ELSE 1
!
   calculate :  #Sub2TimesTestAgg = BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3") / BBAL("SNR_1", "SUBORD_1", "SNR_2",
"SUBORD_2", "SNR_3", "SUBORD_3") _
                               GE 2 * ORIG_BBAL("SUBORD_1", "SUBORD_2", "SUBORD_3")/ORIG_BBAL("SNR_1",
"SUBORD_1", "SNR_2", "SUBORD_2", "SNR_3", "SUBORD_3")
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct1 + SHIFT%(1) * (100-#SenPct1), _
   Reduce_SHIFT%_when GROUP 1 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct2 + SHIFT%(2) * (100-#SenPct2), _
   Reduce_SHIFT%_when GROUP 2 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE #SenPct3 + SHIFT%(3) * (100-#SenPct3), _

** denotes less than

   Reduce_SHIFT%_when GROUP 3 STICKY_PASS FAILVAL_PRIOREND _
   (#StepProviso11 AND #StepProviso12 AND #StepProviso13)

!
!
   calculate :  #SenPrep1 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso11 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct1 + (50% * (100-#SenPct1)) _
                        ELSE #SenPct1 _
                   ELSE #SenPrep1
!
   calculate :  #SenPrep2 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso12 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct2 + (50% * (100-#SenPct2)) _
                        ELSE #SenPct2 _
                   ELSE #SenPrep2
!
   calculate :  #SenPrep3 = _
              IF (#SenPct1 > #OrigSenPct1) OR (#SenPct2 > #OrigSenPct2) OR (#SenPct3 > #OrigSenPct3) _
              THEN 100 _
              ELSE IF #Sub2TimesTestAgg and ( #StepProviso13 )  _
                   THEN IF CURMONTH LE 36 _
                        THEN #SenPct3 + (50% * (100-#SenPct3)) _
                        ELSE #SenPct3 _
                   ELSE #SenPrep3
!
   calculate : #SENRECOV1 = #SenPrep1 / 100 * DELINQ_RECOVER(1)
!
   calculate : #SENRECOV2 = #SenPrep2 / 100 * DELINQ_RECOVER(2)
!
   calculate : #SENRECOV3 = #SenPrep3 / 100 * DELINQ_RECOVER(3)
!
 calculate:  "SNR_1" _
  NO_CHECK SCHEDULED     GROUP 1   PERCENT LIMIT V0  = #SenPct1 , _
  NO_CHECK PREPAY        GROUP 1   PERCENT LIMIT V1  = #SenPrep1 , _
  NO_CHECK RECOVER        GROUP 1  AMOUNT  LIMIT V3  = #SENRECOV1
!
  calculate :  #SenSchedAlloc1   = V0 / 100 * COLL_P_SCHED(1)
  calculate :  #SenPrepayAlloc1  = V1 / 100 * COLL_P_PREPAY(1)
  calculate :  #SenRecoverAlloc1 = V3
!
 calculate:  "SNR_2" _
  NO_CHECK SCHEDULED     GROUP 2   PERCENT LIMIT V0  = #SenPct2 , _
  NO_CHECK PREPAY        GROUP 2   PERCENT LIMIT V1  = #SenPrep2 , _
  NO_CHECK RECOVER        GROUP 2  AMOUNT  LIMIT V3  = #SENRECOV2
!
  calculate :  #SenSchedAlloc2   = V0 / 100 * COLL_P_SCHED(2)
  calculate :  #SenPrepayAlloc2  = V1 / 100 * COLL_P_PREPAY(2)
  calculate :  #SenRecoverAlloc2 = V3
!
 calculate:  "SNR_3" _
  NO_CHECK SCHEDULED     GROUP 3   PERCENT LIMIT V0  = #SenPct3 , _
  NO_CHECK PREPAY        GROUP 3   PERCENT LIMIT V1  = #SenPrep3 , _
  NO_CHECK RECOVER        GROUP 3  AMOUNT  LIMIT V3  = #SENRECOV3
!
  calculate :  #SenSchedAlloc3   = V0 / 100 * COLL_P_SCHED(3)
  calculate :  #SenPrepayAlloc3  = V1 / 100 * COLL_P_PREPAY(3)
  calculate :  #SenRecoverAlloc3 = V3
!
   calculate : #SubSched1   = MAX( 0, COLL_P_SCHED(1) - #SenSchedAlloc1 )
   calculate : #SubPrepay1  = MAX( 0, COLL_P_PREPAY(1) - #SenPrepayAlloc1 )
   calculate : #SubRecov1   = MAX( 0, DELINQ_RECOVER(1) - #SenRecoverAlloc1 )

!
 calculate:  "SUBORD_1" _
  NO_CHECK SCHEDULED     GROUP 1  AMOUNT             = #SubSched1 , _
  NO_CHECK PREPAY        GROUP 1  AMOUNT             = #SubPrepay1 , _
  NO_CHECK RECOVER       GROUP 1  AMOUNT             = #SubRecov1
!
   calculate : #SubSched2   = MAX( 0, COLL_P_SCHED(2) - #SenSchedAlloc2 )
   calculate : #SubPrepay2  = MAX( 0, COLL_P_PREPAY(2) - #SenPrepayAlloc2 )
   calculate : #SubRecov2   = MAX( 0, DELINQ_RECOVER(2) - #SenRecoverAlloc2 )
!
 calculate:  "SUBORD_2" _
  NO_CHECK SCHEDULED     GROUP 2  AMOUNT             = #SubSched2 , _
  NO_CHECK PREPAY        GROUP 2  AMOUNT             = #SubPrepay2 , _
  NO_CHECK RECOVER       GROUP 2  AMOUNT             = #SubRecov2
!
   calculate : #SubSched3   = MAX( 0, COLL_P_SCHED(3) - #SenSchedAlloc3 )
   calculate : #SubPrepay3  = MAX( 0, COLL_P_PREPAY(3) - #SenPrepayAlloc3 )
   calculate : #SubRecov3   = MAX( 0, DELINQ_RECOVER(3) - #SenRecoverAlloc3 )
!
 calculate:  "SUBORD_3" _
  NO_CHECK SCHEDULED     GROUP 3  AMOUNT             = #SubSched3 , _
  NO_CHECK PREPAY        GROUP 3  AMOUNT             = #SubPrepay3 , _
  NO_CHECK RECOVER       GROUP 3  AMOUNT             = #SubRecov3
!
   calculate : #SubSched    = #SubSched1 + #SubSched2 + #SubSched3
   calculate : #SubRecov    = #SubRecov1 + #SubRecov2 + #SubRecov3
   calculate : #SubPrepay   = #SubPrepay1 + #SubPrepay2 + #SubPrepay3
!
 calculate:  "BIGSUB" _
  NO_CHECK SCHEDULED      AMOUNT             = #SubSched , _
  NO_CHECK PREPAY         AMOUNT             = #SubPrepay , _
  NO_CHECK RECOVER        AMOUNT             = #SubRecov
!
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X1")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_1" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_1" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_1" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X2")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_2" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_2" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_2" )
------------------------------------
         pay :  CLASS INTEREST SEQUENTIAL  ("X3")
         pay :  CLASS INTEREST  PRO_RATA ("SNR_3" )
         pay :  CLASS INTSHORT  PRO_RATA ("SNR_3" )
         pay :  CLASS PRINCIPAL SEQUENTIAL ( "SNR_3" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_2" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_2" )
------------------------------------
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS INTEREST  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
         pay :  CLASS INTSHORT  PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_1" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_2" )
------------------------------------
         pay :  CLASS PRINCIPAL  SEQUENTIAL ( "SUBORD_3" )
------------------------------------
        from :  CLASS ( "GRP1"; "GRP2"; "GRP3" )
         pay :  CLASS PRINCIPAL PRO_RATA ( "SUBORD_1"; "SUBORD_2"; "SUBORD_3" )
------------------------------------
        from :  CLASS ( "SNR_1" )

         pay :  CLASS INTEREST PRO_RATA  ( "1AR"; "1A" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1AR"; "1A" )
------------------------------------
        from :  CLASS ( "SNR_1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "1AR", "1A" )
------------------------------------
!
        from :  CLASS ( "1A" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A1"; "1A23" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A1"; "1A23" )
------------------------------------
        from :  CLASS ( "1A" )
         pay :  CLASS BALANCE PRO_RATA ( "1A1" ; "1A23" )
------------------------------------
!
        from :  CLASS ( "1A23" )
         pay :  CLASS INTEREST PRO_RATA  ( "1A2"; "1A3" )
         pay :  CLASS INTSHORT PRO_RATA  ( "1A2"; "1A3" )
------------------------------------
        from :  CLASS ( "1A23" )
         pay :  CLASS BALANCE PRO_RATA ( "1A2" ; "1A3" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "1AR" )
         pay :  SEQUENTIAL ( "1AR#1" )
------------------------------------
        from :  CLASS ( "1A1" )
         pay :  SEQUENTIAL ( "1A1#1" )
------------------------------------
        from :  CLASS ( "1A2" )
         pay :  SEQUENTIAL ( "1A2#1" )
------------------------------------
        from :  CLASS ( "1A3" )
         pay :  SEQUENTIAL ( "1A3#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1")
------------------------------------
!
        from :  CLASS ( "SNR_2" )
         pay :  CLASS INTEREST PRO_RATA  ( "2A1"; "2A2" )
         pay :  CLASS INTSHORT PRO_RATA  ( "2A1"; "2A2" )
------------------------------------
        from :  CLASS ( "SNR_2" )
         pay :  CLASS BALANCE PRO_RATA ( "2A1" ; "2A2" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "2A1" )
         pay :  SEQUENTIAL ( "2A1#1" )
------------------------------------
        from :  CLASS ( "2A2" )
         pay :  SEQUENTIAL ( "2A2#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1")
------------------------------------
!
------------------------------------
        from :  CLASS ( "SNR_3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1")
------------------------------------
------------------------------------
   calculate :  #P_BIGSUB = PRINCPMT("1B#1","2B#1","3B#1")
------------------------------------
        from : CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" ) pay : CLASS INTEREST PRO_RATA ( "BIGSUB" )

         pay :  CLASS INTSHORT PRO_RATA  ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
  subject to :  CEILING ( #P_BIGSUB )
         pay :  CLASS BALANCE  SEQUENTIAL ( "BIGSUB" )
------------------------------------
        from :  CLASS ( "SUBORD_1" ; "SUBORD_2" ; "SUBORD_3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "BIGSUB" )
------------------------------------
!
------------------------------------
        from :  CLASS ( "BIGSUB" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
------------------------------------ PAYDOWN SUBORD TRANCHES calculate :
   #PrincReduce = BBAL("BIGSUB#1") - BBAL("BIGSUB") calculate : #SubPrinc1 =
   BBAL("1B#1") - BBAL("SUBORD_1") calculate : #SubPrinc2 = BBAL("2B#1") -
   BBAL("SUBORD_2") calculate : #SubPrinc3 = BBAL("3B#1") - BBAL("SUBORD_3")

   calculate : #PrincReduce1 = #PrincReduce * #SubPrinc1 / ( #SubPrinc1 +
   #SubPrinc2 + #SubPrinc3 ) calculate : #PrincReduce2 = #PrincReduce *
   #SubPrinc2 / ( #SubPrinc1 + #SubPrinc2 + #SubPrinc3 ) calculate :
   #PrincReduce3 = #PrincReduce * #SubPrinc3 / ( #SubPrinc1 + #SubPrinc2 +
   #SubPrinc3 )

------------------------------------
  subject to :  CEILING ( ( #SubPrinc1 - #PrincReduce1 ) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc2 - #PrincReduce2 ) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
  subject to :  CEILING ( ( #SubPrinc3 - #PrincReduce3 ) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
!
------------------------------------ MANUAL WRITEDOWNS
   calculate :  #ReduceSubord1 = MIN( BBAL("1B#1"), BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1" ) - COLL_BAL(1))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "1B#1", BY #ReduceSubord1 )
------------------------------------
   calculate :  #ReduceSubord2 = MIN( BBAL("2B#1"), BBAL( "2A1#1", "2A2#1", "2B#1" ) - COLL_BAL(2))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "2B#1", BY #ReduceSubord2 )
------------------------------------
   calculate :  #ReduceSubord3 = MIN( BBAL("3B#1"), BBAL( "3A1#1", "3B#1" ) - COLL_BAL(3))
------------------------------------
        when :  IS_THERE ( "BIGSUB#1" )
         pay :  DECREMENT ( BALANCE "3B#1", BY #ReduceSubord3 )
------------------------------------
   calculate : #MoreReduceSubord1 = MIN( BBAL("1B#1"), BBAL("1B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1", "2A1#1",
"2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord2 = MIN( BBAL("2B#1"), BBAL("2B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1", "2A1#1",
"2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

   calculate : #MoreReduceSubord3 = MIN( BBAL("3B#1"), BBAL("3B#1")/BBAL("1B#1",
"2B#1", "3B#1") * ( BBAL("1AR#1", "1A1#1", "1A2#1", "1A3#1", "1B#1", "2A1#1",
"2A2#1", "2B#1", "3A1#1", "3B#1") - COLL_BAL(1,2,3)))

------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("2B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "1B#1", BY #MoreReduceSubord1 )
------------------------------------

        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("3B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "2B#1", BY #MoreReduceSubord2 )
------------------------------------
        when :  IS_TRUE ( (BBAL("BIGSUB#1") GT 0.01 ) AND (( BBAL("1B#1") LT 0.01 ) OR ( BBAL("2B#1") LT 0.01 ) ))
         pay :  DECREMENT ( BALANCE "3B#1", BY #MoreReduceSubord3 )
------------------------------------
   calculate : #WriteDown = BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1",
"BIGSUB#1", "2A1#1", "2A2#1", "3A1#1" ) - COLL_BAL(1,2,3)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown )
         pay :  WRITEDOWN PRO_RATA ( "BIGSUB#1" )
------------------------------------
   calculate : #SenWriteDown1 = MAX(0, BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1"
) / BBAL( "1AR#1", "1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) *
#WriteDown)

------------------------------------
   calculate : #SenWriteDown2 = MAX(0, BBAL( "2A1#1", "2A2#1" ) / BBAL( "1AR#1",
"1A1#1", "1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)

------------------------------------
   calculate : #SenWriteDown3 = MAX(0, BBAL( "3A1#1" ) / BBAL( "1AR#1", "1A1#1",
"1A2#1", "1A3#1", "2A1#1", "2A2#1", "3A1#1" ) * #WriteDown)

------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown1 )
         pay :  WRITEDOWN PRO_RATA ( "1AR#1"; "1A1#1"; "1A2#1"; "1A3#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown2 )
         pay :  WRITEDOWN PRO_RATA ( "2A1#1"; "2A2#1" )
------------------------------------
        from :  SUBACCOUNT ( #WriteDown, #SenWriteDown3 )
         pay :  WRITEDOWN SEQUENTIAL ( "3A1#1" )
------------------------------------
!
   calculate : #BondBal1    = BBAL("1AR#1","1A1#1","1A2#1","1A3#1","1B#1")
------------------------------------
   calculate : #BondBal2    = BBAL("2A1#1","2A2#1","2B#1")
------------------------------------
   calculate : #BondBal3    = BBAL("3A1#1","3B#1")
------------------------------------
------------------------------------
 calculate: #CallBalGrp1 = COLL_BAL(1)
 calculate: #CallBalGrp2 = COLL_BAL(2)
 calculate: #CallBalGrp3 = COLL_BAL(3)
------------------------------------
---------------------- SECTION: "OPTR_GROUP_1"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp1)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP1" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  SEQUENTIAL ( "1AR#1", "1A1#1", "1A2#1", "1A3#1" )
------------------------------------
        from :  CLASS ( "GRP1" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_1" )
------------------------------------
  subject to :  CEILING ( (BBAL("1B#1")-BBAL("SUBORD_1")) )
         pay :  SEQUENTIAL ( "1B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_1" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_2"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp2)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP2" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP2" )
------------------------------------
        from :  CLASS ( "GRP2" )

         pay :  SEQUENTIAL ( "2A1#1", "2A2#1" )
------------------------------------
        from :  CLASS ( "GRP2" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_2" )
------------------------------------
  subject to :  CEILING ( (BBAL("2B#1")-BBAL("SUBORD_2")) )
         pay :  SEQUENTIAL ( "2B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_2" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
---------------------- SECTION: "OPTR_GROUP_3"
------------------------------------
        from :  CASH_ACCOUNT (100)
  subject to :  CEILING ( #CallBalGrp3)
         pay :  CLASS BALANCE SEQUENTIAL ( "GRP3" )
         pay :  CLASS MORE_INTEREST SEQUENTIAL ( "GRP3" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  SEQUENTIAL ( "3A1#1" )
------------------------------------
        from :  CLASS ( "GRP3" )
         pay :  CLASS BALANCE SEQUENTIAL ( "SUBORD_3" )
------------------------------------
  subject to :  CEILING ( (BBAL("3B#1")-BBAL("SUBORD_3")) )
         pay :  SEQUENTIAL ( "3B#1" )
------------------------------------
        from :  CLASS ( "SUBORD_3" )
         pay :  SEQUENTIAL ( "BIGSUB#1" )
------------------------------------
!
Schedule "SHIFT1%"
Declare
SHIFTINT GROUP 1

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT2%"
Declare
SHIFTINT GROUP 2

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
Schedule "SHIFT3%"
Declare
SHIFTINT GROUP 3

84     100%
96     70%
108    60%
120    40%
132    20%
144    0%
!
!
 Collateral
!
!       Factor      --Delay--
! Type   Date       P/Y    BV   Use BV for 0
  WL  20031201    9999 9999   FALSE
!

! Pool#  Type     Gross     Current     Original   --Fee--  Maturity Orig  ARM            Gross  #mos  #mos   P#mos
P#mos  Life   Reset Life   Max   Look
!                 Coupon    Factor      Balance    P/Y  BV  P/Y   BV Term  Index          Margin ToRst RstPer ToRst
RstPer Cap    Cap   Floor  Negam Back
!! BEGINNING OF COLLATERAL
M        1     "3/1"     WL    00    WAC       4.3910428555 (      1501856.23 /      1501856.23 );
1501856.23                      0.3805000000 0.3805000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    35   12 SYNC_INT     10.3910428555    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        2     "3/1"     WL    00    WAC       4.5049996585 (     50830047.31 /     50830047.31 );
50830047.31                      0.3805000000 0.3805000000     357:1     357:1       358 NO_CHECK ARM
LIBOR_1YR             2.2500000000    36   12 SYNC_INT     10.5049996585    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        3     "3/1"     WL    00    WAC       4.5770030796 (     20821932.25 /     20821932.25 );
20821932.25                      0.3805000000 0.3805000000     356:0     356:0       356 NO_CHECK ARM
LIBOR_1YR             2.2500000000    37   12 SYNC_INT     10.5770030796    2.0000000000               0
0      0                                                   GROUP 1       TEASER
M        5     "5/1"     WL    00    WAC       5.3750000000 (       574595.31 /       574595.31 );
574595.31                      0.2555000000 0.2555000000     353:7     353:7       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    54   12 SYNC_INT     10.3750000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        6     "5/1"     WL    00    WAC       4.1250000000 (       592591.76 /       592591.76 );
592591.76                      0.2555000000 0.2555000000     356:4     356:4       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    57   12 SYNC_INT      9.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        7     "5/1"     WL    00    WAC       5.0043479783 (      1372011.21 /      1372011.21 );
1372011.21                      0.2555000000 0.2555000000     357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT     10.0043479783    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        8     "5/1"     WL    00    WAC       4.6889525774 (      3351240.07 /      3351240.07 );
3351240.07                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT      9.6889525774    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        9     "5/1"     WL    00    WAC       4.7584464452 (    179123119.98 /    179123119.98 );
179123119.98                      0.2555000000 0.2555000000     358:1     358:1       359 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.7584464452    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        10    "5/1"     WL    00    WAC       4.7577884816 (     70015464.25 /     70015464.25 );
70015464.25                      0.2555000000 0.2555000000     359:0     359:0       359 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7577884816    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 2       TEASER
M        12    "5/1 IO"  WL    00    WAC       4.5000000000 (       500000.00 /       500000.00 );
500000.00                      0.2555000000 0.2555000000     355:5     355:5       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    56   12 SYNC_INT      9.5000000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        13    "5/1 IO"  WL    00    WAC       4.1250000000 (       576800.00 /       576800.00 );
576800.00                      0.2555000000 0.2555000000     357:3     357:3       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    58   12 SYNC_INT      9.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        14    "5/1 IO"  WL    00    WAC       5.1250000000 (       370400.00 /       370400.00 );
370400.00                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    59   12 SYNC_INT     10.1250000000    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        15    "5/1 IO"  WL    00    WAC       4.8961688760 (     73088335.41 /     73088335.41 );
73088335.41                      0.2555000000 0.2555000000     359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    60   12 SYNC_INT      9.8961688760    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER

M        16    "5/1 IO"  WL    00    WAC       4.7993676989 (     33529715.00 /     33529715.00 );
33529715.00                      0.2555000000 0.2555000000     360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    61   12 SYNC_INT      9.7993676989    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000 AMORT NONE FOR          60 GROUP 2       TEASER
M        18    "7/1"     WL    00    WAC       4.6172133648 (       984968.29 /       984968.29 );
984968.29                      0.2555000000 0.2555000000     358:2     358:2       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    83   12 SYNC_INT      9.6172133648    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        19    "7/1"     WL    00    WAC       5.2175702031 (     14149385.86 /     14149385.86 );
14149385.86                      0.2555000000 0.2555000000     359:1     359:1       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    84   12 SYNC_INT     10.2175702031    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER
M        20    "7/1"     WL    00    WAC       5.4571013763 (     10045331.00 /     10045331.00 );
10045331.00                      0.2555000000 0.2555000000     360:0     360:0       360 NO_CHECK ARM
LIBOR_1YR             2.2500000000    85   12 SYNC_INT     10.4571013763    2.0000000000               0
0      0  INIT_PERCAP 5.0000000000                            GROUP 3       TEASER

Subject:  BOAMS 03-L PRICES, COUPONS, YIELDS

BOAMS 03-L           PRICES, COUPONS, YIELDS
CLASS   TYPE      SIZE    WAL   SPR            CPN    BMYLD   YLD    PRICE

1A1   3/1 PSTH  $ 29.548  1.93   95/2YR SW    3.2816   2.235  3.185
99.9993

1A2   3/1 PSTH  $ 40.000  1.93  92.5/2YR SW   3.2816   2.235  3.160
100.0453

2A1   5/1 PSTH  $264.656  2.56  143/SWAPS     4.0795   2.569  3.999
99.9985
2A2   5/1 PSTH  $ 87.000  2.56  150/SWAPS     4.3675   2.569  4.069
100.4992

2A3   7/1 PSTH  $ 24.386  2.87  170/SWAPS     4.5291   2.754  4.454
99.9992

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-L. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

----------------------------------------------------------------------------
----
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

----- Message from SMEG@bloomberg.net on Tue, 9 Dec 2003 11:01:44 -0500 -----
   Subject:  BOAMS 03-L BENCHMARK YIELDS

BOAMS 03-L           BENCHMARK YIELDS

         2YR SWAP    2.235%

         3YR SWAP    2.832%                BOND YIELDS AND
                                           PRICES TO FOLLOW
         2.56YR SWAP 2.569%
         2.87YR SWAP 2.754%

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-L. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

----------------------------------------------------------------------------
----
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

----- Message from SMEG@bloomberg.net on Tue, 9 Dec 2003 08:21:39 -0500 -----
   Subject:  BOAMS 03-L LAUNCH

BOAMS 03-L -- HYBRID ARMS (3/1, 5/1, 7/1)          LAUNCH
MGRS:  BAS(LEAD)/BEAR/LEHMAN          PREMARKETING:  12/08
SETTLEMENT:  12/23/03                 PRICING:       12/09 11:00AM
RATINGS:   MOODY'S/FITCH              PRICING SPEED:  25% CPR TO WA ROLL

CLASS TYPE SIZE(MM) WAL WNDW APPR $PX PX TALK/STATUS 1A1 3/1 PSTH $ 70.849 1.93 1-35 $100-00 +95/2YR SW SUBJ 2A1 5/1 PSTH $200.000 2.56 1-59 $100-00 +143/SWAPS
SUBJ 2A2 5/1 PSTH $151.656 2.56 1-59 $100-16 +150/SWAPS SUBJ 3A1 7/1 PSTH $
24.386 2.87 1-83 $100-00 +170/SWAPS SUBJ

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-L. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

----------------------------------------------------------------------------
----
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

----- Message from SMEG@bloomberg.net on Mon, 8 Dec 2003 09:59:58 -0500 -----
   Subject:  BOAMS 03-L ANNOUNCEMENT

BOAMS 03-L -- HYBRID ARMS (3/1, 5/1, 7/1)          ANNOUNCEMENT
MGRS:  BAS(LEAD)/BEAR/LEHMAN          PREMARKETING:  12/08-12/10
SETTLEMENT:  12/23/03                 PRICING:       12/08-12/10
RATINGS:   MOODY'S/FITCH              PRICING SPEED:  25% CPR TO WA ROLL

CLASS    TYPE     SIZE(MM)      WAL    WNDW    APPR $PX     PX TALK/STATUS
1A1    3/1 PSTH   $ 70.849     1.93    1-35    $100-00    +95A/2YR SW OPEN
2A1    5/1 PSTH   $200.000     2.56    1-59    $100-00    +143A/SWAPS OPEN
2A2    5/1 PSTH   $151.656     2.56    1-59    $100-16    +150A/SWAPS OPEN
3A1    7/1 PSTH   $ 24.386     2.87    1-83    $100-00    +170A/SWAPS OPEN

**TRANCHE SIZING WITHIN GROUP 2 WILL BE LIMITED**

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-L. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

----------------------------------------------------------------------------
----
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice. BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related deriva- tives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.

----- Message from SMEG@bloomberg.net on Mon, 8 Dec 2003 17:03:35 -0500 -----
   Subject:  BOAMS 03-L TIME OF PRICING

WE WILL PRICE THE BOAMS 03-L DEAL TOMORROW MORNING (TUESDAY DEC 9) AT 11:00AM. THE DEAL WILL BE LAUNCHED IN THE MORNING AND I WILL CONFIRM ORDER AFTER THE LAUNCH.

The above information relates to Banc of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 2003-L. This message is for information purposes only and we are not soliciting any action based upon it. Information herein will be superseded by information in the final prospectus (which may include both a Prospectus and a Prospectus Supplement), copies of which may be obtained from Casey Neilson at Banc of America Securities LLC, 214 North Tryon Street, Charlotte, NC 28255. Any decision to invest in securities should be made after reviewing any Prospectus or Prospectus Supplement relating to them. The underwriters disclaim any and all liability relationg to this information, including without limitation, any express or implied representations or warranties for, statements contained in, and omissions from, this information.

----------------------------------------------------------------------------
----
This message is for information purposes only and we are not soliciting any action based upon it. The information herein is believed reliable but it should not be relied upon as such and is subject to change without notice.

BAS and its affiliates may acquire, hold or sell positions in the securities or instruments mentioned herein or in related derivatives and may have an investment banking or banking relationship with issuers of securities or instruments mentioned herein. You are encouraged to review the disclaimers contained in our research and other reports. 144A securities are for QIBS only. Further information may be available upon request. Derivatives may not be suitable for all investors.